John Hancock
Global Environmental Opportunities Fund
Quarterly portfolio holdings 1/31/2024

Fund’s investments
As of 1-31-24 (unaudited)
	Shares	Value
Common stocks 96.8%		$64,693,604
(Cost $58,428,636)
Canada 10.0%		6,672,113
Stantec, Inc.	16,124	1,295,605
Waste Connections, Inc.	16,337	2,536,483
West Fraser Timber Company, Ltd.	11,687	929,344
WSP Global, Inc.	13,006	1,910,681
Finland 0.9%		623,511
Stora Enso OYJ, R Shares	49,000	623,511
France 6.7%		4,493,723
Dassault Systemes SE	27,188	1,409,374
Legrand SA	11,330	1,098,050
Schneider Electric SE	10,111	1,986,299
Germany 5.0%		3,368,364
Infineon Technologies AG	42,480	1,548,683
Siemens AG	2,216	396,715
Symrise AG	13,792	1,422,966
Ireland 4.0%		2,667,048
Aptiv PLC (A)	4,090	332,640
Smurfit Kappa Group PLC	24,963	930,237
Trane Technologies PLC	5,571	1,404,171
Italy 2.0%		1,321,802
Terna - Rete Elettrica Nazionale	156,760	1,321,802
Japan 3.8%		2,527,097
Keyence Corp.	2,600	1,163,234
Shimano, Inc.	4,200	603,016
Tokyo Electron, Ltd.	4,100	760,847
Netherlands 2.6%		1,718,685
ASML Holding NV	1,981	1,718,685
Sweden 1.7%		1,121,862
Hexagon AB, B Shares	102,795	1,121,862
Switzerland 3.6%		2,386,512
Givaudan SA	419	1,742,428
SIG Group AG (A)	30,770	644,084
United States 56.5%		37,792,887
AECOM	18,959	1,671,994
Agilent Technologies, Inc.	17,158	2,232,256
American Water Works Company, Inc.	17,149	2,126,818
ANSYS, Inc. (A)	6,320	2,071,886
Applied Materials, Inc.	11,052	1,815,844
Autodesk, Inc. (A)	5,495	1,394,686
Cadence Design Systems, Inc. (A)	7,422	2,140,950
Carrier Global Corp.	23,873	1,306,092
Eaton Corp. PLC	9,457	2,327,179
Equinix, Inc.	1,966	1,631,328
ON Semiconductor Corp. (A)	20,147	1,433,056
PTC, Inc. (A)	12,904	2,331,108
Republic Services, Inc.	16,347	2,797,299
2	JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

	Shares	Value
United States (continued)
Synopsys, Inc. (A)	5,015	$2,674,750
Tetra Tech, Inc.	10,324	1,633,050
Thermo Fisher Scientific, Inc.	3,262	1,758,153
Veralto Corp.	12,520	960,159
Waste Management, Inc.	11,770	2,184,865
Weyerhaeuser Company	35,525	1,164,154
Xylem, Inc.	19,008	2,137,260

Total investments (Cost $58,428,636) 96.8%	$64,693,604
Other assets and liabilities, net 3.2%	2,166,417
Total net assets 100.0%	$66,860,021

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
The fund had the following sector composition as a percentage of net assets on 1-31-24:
Industrials	38.3%
Information technology	32.3%
Materials	9.4%
Health care	6.0%
Utilities	5.2%
Real estate	4.2%
Consumer discretionary	1.4%
Other assets and liabilities, net	3.2%
TOTAL	100.0%
SEE NOTES TO FUND’S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND	3

Notes to Fund’s investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of January 31, 2024, by major security category or type:
	Total value at 1-31-24	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs

Investments in securities:
Assets
Common stocks
Canada	$6,672,113	$6,672,113	—	—
Finland	623,511	—	$623,511	—
France	4,493,723	—	4,493,723	—
Germany	3,368,364	—	3,368,364	—
Ireland	2,667,048	1,736,811	930,237	—
Italy	1,321,802	—	1,321,802	—
Japan	2,527,097	—	2,527,097	—
Netherlands	1,718,685	—	1,718,685	—
Sweden	1,121,862	—	1,121,862	—
Switzerland	2,386,512	—	2,386,512	—
United States	37,792,887	37,792,887	—	—
Total investments in securities	$64,693,604	$46,201,811	$18,491,793	—
For additional information on the fund’s significant accounting policies and risks, please refer to the fund’s most recent semiannual or annual shareholder report and prospectus.
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